UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a - 6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a - 12

COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee:
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14-a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule, or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

315 Park Avenue South
New York, New York 10010
April 27, 2021
Dear Fellow Shareholder:
In advance of Columbia’s 2021 Annual Meeting of Shareholders, scheduled for May 18, 2021, we ask that you and all shareholders of record as of March 2, 2021 vote by telephone, via the Internet or by signing, dating, and returning the enclosed WHITE proxy card FOR ALL of the members of the Columbia Board of Directors: Carmen Bowser, John Dixon, David Henry, Murray McCabe, Nelson Mills, Constance Moore, Michael Robb, Thomas Wattles and Finn Wentworth.
Your Board of Directors and management team remain committed to maximizing the value of your investment, and we are executing a clearly defined strategy to optimize the Company’s portfolio to deliver superior returns for shareholders. As the market continues to adjust to the impact of the pandemic, we believe Columbia’s proven full-service platform positions it to capitalize on the post-pandemic office landscape and thrive. Furthermore, Columbia’s financial strength – which benefits from a high lease rate, strong collections, minimal near-term lease expirations, extended lease durations and a solid balance sheet – equips us to capture value creation opportunities.
The Company’s most recent annual results clearly demonstrate Columbia’s stability, and evidence that our strategy is working. We understand and anticipate the needs of our tenants, and we have succeeded in providing a workplace experience that meets the demands of today's top companies. Our ability to manage through the pandemic is a testament to the resilience of our strategy and gives us confidence in our ability to continue delivering value for shareholders.
While we are confident that Columbia is poised for long-term success, the Board has decided to commence a thorough review of Columbia’s business, strategies and positioning, including undertaking a comprehensive strategic alternatives review process that includes outreach to, and identification of, potential counterparties with the goal of maximizing value for ALL shareholders.
Columbia has embraced best-in-class governance practices, including an annually elected board. Our board members bring diverse and valuable skillsets that are highly relevant to the Company’s businesses. Columbia benefits from a board with diverse backgrounds and perspectives, as we believe that diversity improves the Company, its properties and business results. Further, Columbia has undertaken periodic board and governance refreshment, adding two new independent directors to the Board over the past three years, as well as recently appointing Constance Moore as the Board’s new independent Chair.
With the Annual Meeting quickly approaching, now is the time for shareholders to vote their shares. Columbia reminds shareholders that your vote is important, no matter how many shares you own.
Your Board is diverse and highly qualified, and we will continue to work closely alongside management to advance the interests of all Columbia shareholders. Voting for all of Columbia’s nominees will also ensure that we can continue running a fair and robust strategic alternatives process to maximize value. Please use the WHITE proxy card to vote FOR ALL of your Board’s nominees.
Thank you for your support,
The Columbia Property Trust Board of Directors

Your Vote Is Important!

If you have questions or need assistance voting your shares, please contact the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call toll-free: (877) 825-8971
Banks and brokers may call collect: (212) 750-5833

Forward-Looking Statements
Certain statements in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. Our actual results may differ materially from projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements, see Columbia Property Trust’s filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K. We caution readers not to place undue reliance on these forward-looking statements, which are based on current expectations and speak as of the date of such statements. We make no representations or warranties (express or implied) about the accuracy of, nor do we intend to publicly update or revise any such forward-looking statements contained herein, whether as a result of new information, future events, or otherwise except for such updates as may be required by law.

Important Additional Information and Where to Find It
Columbia Property Trust has filed a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Columbia Property Trust shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (the “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Columbia Property Trust with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the Investors section of Columbia Property Trust’s corporate website at www.columbia.reit.

Participants in the Solicitation
Columbia Property Trust, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Columbia Property Trust shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Columbia Property Trust’s directors and executive officers and certain other individuals and their respective interests in Columbia Property Trust by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Columbia Property Trust for the fiscal year ended December 31, 2020, and the Proxy Statement, filed with the SEC on April 8, 2021. To the extent holdings of such participants in Columbia Property Trust’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.